        Exhibit 10.47
FIRST AMENDMENT, dated as of February 8, 2022 (this “Amendment”), to the Credit Agreement (as defined below) among Denali Intermediate Inc., as Holdings (“Holdings”), Dell Technologies Inc., as Parent (“Parent”), Dell Inc., as the Company (the “Company”), Dell International L.L.C., as a Borrower (“Dell International”), EMC Corporation, as a Borrower (“EMC” and, together with Dell International, the “Borrowers”), the Lenders party hereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”).
RECITALS
A.     Parent, Holdings, the Company, the Borrowers, the Lenders party thereto from time to time and the Administrative Agent are party to that certain Credit Agreement dated as of November 1, 2021 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement” and the Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).
B.    Subject to the terms and conditions set forth herein, Parent, Holdings, the Company, the Borrowers, the Administrative Agent and each Lender on the First Amendment Effective Date have agreed to make certain amendments to the Credit Agreement as set forth in Section 1.02 below in accordance with Section 10.01 of the Credit Agreement.
AGREEMENTS
In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agree as follows:
ARTICLE I.
SECTION 1.01.        Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Section 1.02 of the Credit Agreement also apply to this Amendment.
SECTION 1.02.        Credit Agreement Amendments. Effective as of the First Amendment Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The definition of “Debt Rating” set forth in Section 1.01 of the Credit Agreement is hereby amended and replaced in its entirety as follows:
““Debt Rating” means, as of any date of determination, the rating as determined by S&P, Moody’s or Fitch, as applicable, of the non-credit-enhanced, senior unsecured long-term debt issued (or co-issued) by Dell International, or, if no such rating exists for such Rating Agency on such date of determination, the corporate rating of Parent.”
(b)    The definition of “Rated Entity” set forth in Section 1.01 of the Credit Agreement is hereby amended and replaced in its entirety as follows:
““Rated Entity” means Dell International or, if the relevant rating of Dell International is not provided by any Rating Agency, Parent.”
(c)        Section 6.02(a) is hereby amended by:
(i)     replacing the comma immediately before clause (ii) thereof with the word “and”;
(ii)    deleting the word “and” immediately before clause (iii) thereof; and
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(iii)    deleting clause (iii) thereof in its entirety.

SECTION 1.03.        Amendment Effectiveness. This Amendment shall become effective as of the first date (the “First Amendment Effective Date”) on which the Administrative Agent (or its counsel) shall have received from (i) the Borrowers, (ii) Holdings, (iii) Parent, (iv) the Company, (v) the Administrative Agent and (vi) each Lender either (x) counterparts of this Amendment signed on behalf of such parties or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment.
The Administrative Agent shall notify the Borrowers and the Lenders of the First Amendment Effective Date, and such notice shall be conclusive and binding.

ARTICLE II.

Miscellaneous
SECTION 2.01.        Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment, the Borrowers represent and warrant to each of the Lenders and the Administrative Agent that, as of the First Amendment Effective Date and after giving effect to the amendments to occur on the First Amendment Effective Date, this Amendment has been duly authorized, executed and delivered by each of Parent, Holdings, the Company and the Borrowers and constitutes, and the Amended Credit Agreement will constitute, its legal, valid and binding obligation, enforceable against each of the Loan Parties in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b)    The representations and warranties of the Loan Parties contained in Article V of the Credit Agreement (excluding the representations and warranties set forth in Section 5.05(c), Section 5.06 and Section 5.13 of the Credit Agreement) are, after giving effect to this Amendment on such date, true and correct in all material respects (or, with respect to any representation or warranty qualified by reference to materiality or Material Adverse Effect, in all respects) on and as of the First Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they were true and correct in all material respects (or, with respect to any representation or warranty qualified by reference to materiality or Material Adverse Effect, in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.
(c)    After giving effect to this Amendment, no Default exists on the First Amendment Effective Date.
SECTION 2.02.        Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the First Amendment Effective Date. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in
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similar or different circumstances. This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)    On and after the First Amendment Effective Date, each reference in the Amended Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03.        Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York. The provisions of Sections 10.14 and 10.15 of the Amended Credit Agreement shall apply to this Amendment to the same extent as if fully set forth herein.
SECTION 2.04.        Costs and Expenses. The Borrowers agree to reimburse the Administrative Agent for its reasonable out of pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel llp, counsel for the Administrative Agent.
SECTION 2.05.        Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 2.06.        Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.
DENALI INTERMEDIATE INC.
    /s/ Tyler W. Johnson
    NAME: Tyler W. Johnson
    TITLE: Senior Vice President & Treasurer
DELL INC.
    /s/ Tyler W. Johnson
    NAME: Tyler W. Johnson
    TITLE: Senior Vice President & Treasurer
DELL INTERNATIONAL L.L.C.
    /s/ Tyler W. Johnson
    NAME: Tyler W. Johnson
    TITLE: Senior Vice President & Treasurer
EMC CORPORATION
    /s/ Tyler W. Johnson
    NAME: Tyler W. Johnson
    TITLE: Senior Vice President & Treasurer

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
BY    /s/ Zachary Quan
    Name: Zachary Quan
    Title: Vice President

[Signature Page to First Amendment]

JPMORGAN CHASE BANK, N.A.,
as a Lender
BY    /s/ John Kowalczuk
    Name:    John Kowalczuk
    Title:    Executive Director

[Signature Page to First Amendment]

BANK OF AMERICA, N.A.,
as a Lender
BY    /s/ Puneet Lakhotia
    Name:    Puneet Lakhotia
    Title:    Director

[Signature Page to First Amendment]

BARCLAYS BANK PLC,
as a Lender, Swingline Lender and L/C Issuer
By:    /s/ Sean Duggan
    Name:    Sean Duggan
    Title:    Vice President

[Signature Page to First Amendment]

Citibank, N.A.,
as a Lender, Swingline Lender and L/C Issuer
BY    /s/ James M. Walsh
    Name: James M. Walsh
    Title: Vice President and Managing Director

[Signature Page to First Amendment]

Goldman Sachs Bank USA, as a Lender and
Swingline Lender
BY    /s/ Dan Martis
    Name: Dan Martis
    Title: Authorized Signatory

[Signature Page to First Amendment]

CREDIT SUISSE AG, NEW YORK BRANCH,
as a Lender
BY    /s/ Judith Smith
    Name:    Judith Smith
    Title:    Authorized Signatory
BY    /s/ Jessica Gavarkovs
    Name:    Jessica Gavarkovs
    Title:    Authorized Signatory

[Signature Page to First Amendment]

MORGAN STANLEY BANK, N.A,
as a Lender
BY    /s/ Phillip Magdaleno
    Name:    Phillip Magdaleno
    Title:    Authorized Signatory

[Signature Page to First Amendment]

ROYAL BANK OF CANADA,
as a Lender
BY    /s/ Mark Gronich
    Name: Mark Gronich
    Title: Authorized Signatory

[Signature Page to First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender
BY    /s/ Ming K. Chu
    Name:    Ming K. Chu
    Title:    Director
BY    /s/ Marko Lukin
    Name:    Marko Lukin
    Title:    Vice President

[Signature Page to First Amendment]

WELLS FARGO BANK, N.A.,
as a Lender
BY    /s/ Sid Khanolkar
    Name: Sid Khanolkar
    Title: Managing Director

[Signature Page to First Amendment]

MIZUHO BANK LTD.,
as a Lender
BY    /s/ Tracy Rahn
    Name:    Tracy Rahn
    Title:    Executive Director

[Signature Page to First Amendment]

HSBC BANK USA, N.A.,
as a Lender
BY    /s/ Sam Stockwin
    Name: Sam Stockwin
    Title: Director

[Signature Page to First Amendment]

BNP Paribas,
as a Lender
By: /s/ Gregory R. Paul
Name: Gregory R. Paul
Title: Managing Director
By: /s/ Theodore Olson
Name: Theodore Olson
Title: Managing Director

[Signature Page to First Amendment]

MUFG BANK, LTD.,
as a Lender
BY    /s/ Lillian Kim
    Name: Lillian Kim
    Title: Director

[Signature Page to First Amendment]

THE BANK OF NOVA SCOTIA,
as a Lender
BY    /s/ Khrystyna Manko
    Name: Khrystyna Manko
    Title: Director

[Signature Page to First Amendment]

SOCIETE GENERALE,
as a Lender
BY    /s/ Jonathan Weinberger
    Name: Jonathan Weinberger
    Title: Managing Director

[Signature Page to First Amendment]

PNC BANK, NATIONAL ASSOCIATION,
as a Lender
BY    /s/ Madison Langman
    Name: Madison Langman
    Title: Assistant Vice President

[Signature Page to First Amendment]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender
By:    /s/ Tyrone Nicholson
    Name:    Tyrone Nicholson
    Title:    Manager -Corporate Lending Operations

[Signature Page to First Amendment]

TRUIST BANK,
as a Lender
BY    /s/ Carlos Cruz
    Name:    Carlos Cruz
    Title:    Director

[Signature Page to First Amendment]

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender
BY    /s/ Irlen Mak
    Name:    Irlen Mak
    Title:    Director

[Signature Page to First Amendment]

STANDARD CHARTERED BANK,
as a Lender
BY    /s/ Kristopher Tracy
    Name: Kristopher Tracy
    Title: Director, Financing Solutions

[Signature Page to First Amendment]

BANCO SANTANDER, S.A., NEW YORK BRANCH,
as a Lender
BY    /s/ Pablo Urgoiti
    Name:    Pablo Urgoiti
    Title:    Managing Director
BY    /s/ Andres Barbosa
    Name:    Andres Barbosa
    Title:    Managing Director

[Signature Page to First Amendment]

ING BANK N.V., DUBLIN BRANCH,
as a Lender
BY    /s/ Sean Hassett
    Name:    Sean Hassett
    Title:    Director
BY    /s/ Cormac Langford
    Name:    Cormac Langford
    Title:    Director

[Signature Page to First Amendment]